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                                                                  EXECUTION COPY

                                                                    EXHIBIT 99.5


                       AGREEMENT TO EXCHANGE AND CONSENT

                  AGREEMENT TO EXCHANGE AND CONSENT (the "Agreement"), dated as of May 18, 1999 by and among Metromedia International Group, Inc., a Delaware corporation (the "Company"), PLD Telekom Inc., a Delaware corporation ("PLD"), and each of the Noteholders listed on Schedule I hereto (the "Noteholders").

                                   WITNESSETH

                  WHEREAS, PLD and the Company are concurrently herewith entering into an Agreement and Plan of Merger (the "Merger Agreement"), dated the date hereof, which provides for, among other things, the merger of a wholly owned subsidiary of the Company with and into PLD with PLD as the surviving corporation (the "Merger").

                  WHEREAS, in connection with the Merger and as a condition to the consummation thereof, the Company proposes (i) to exchange (A) $1,000 accreted amount of its 10.5% Senior Discount Notes due 2007 (the "New Notes") having terms substantially as set forth in the Summary of Principal Terms attached as Exhibit A hereto (the "Summary of Terms"), for each $1,000 principal amount of PLD's outstanding 14.5% Senior Discount Notes due 2004 (the "Senior Notes"), plus an additional accreted amount of New Notes equal to the amount of all accrued but unpaid interest on such Senior Notes to the date of exchange, and (B) $900 accreted amount of New Notes for each $1,000 principal amount of PLD's outstanding 9% Convertible Subordinated Notes due 2006 (the "Convertible Notes" and, together with the Senior Notes, the "Old Notes"), plus an additional accreted amount of New Notes equal to the amount of all accrued but unpaid interest on such Convertible Notes to the date of exchange, and (ii) to seek the consent of each of the holders of the Old Notes to (x) certain amendments to the Indentures (as defined below) pursuant to which the Old Notes were issued and
(y) waivers of certain defaults under the Indentures (clauses (x) and (y) being collectively referred to as the "Amendments") pursuant to a Second Supplemental Indenture, Amendment, Consent and Waiver to each of the Indentures, which will have substantially the terms and provisions specified in the term sheets attached hereto as Exhibit B (the "Second Supplemental Indentures") (clauses (i) and (ii) being collectively referred to as the "Exchange Offers");

                  WHEREAS, it is a condition to the consummation of the Exchange Offers and the Merger that the holders of at least 95% of each of the Senior Notes and the Convertible Notes validly tender and not withdraw their Old Notes and consent to the Amendments, in each case, pursuant to the Exchange Offers;




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                  WHEREAS, as a condition and inducement to its willingness to enter into the Merger Agreement, the Company has requested that the Noteholders agree, and each of the Noteholders has agreed to enter into this Agreement; and

                  WHEREAS, each of the Noteholders has agreed to direct its respective nominee to exchange its Old Notes and consent to the Amendments pursuant to the Exchange Offers.

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual promises, covenants and conditions hereinafter contained, the parties agree as follows:

         1.       Agreement to Exchange.

                  (a) At the Closing (as defined in the Merger Agreement) and subject only to (i) the simultaneous consummation of the Merger and of the transactions contemplated by the Note and Warrant Modification Agreement, the Elite Option Modification Agreement, the Plicom Option Modification Agreement and the News Letter Agreement (each, as defined in the Merger Agreement) (collectively, the "Transactions"), each on the economic terms contemplated by the forms of such agreements attached as exhibits to the Merger Agreement and
(ii) the declaration by the Securities and Exchange Commission (the "SEC") of the effectiveness of the Exchange Offer Registration Statement (as defined below) or, alternatively, of the Shelf Registration Statement (as defined below) if the Company determined under Section 8.1 that the Registered Exchange Offer (as defined below) is not available or may not be consummated, each Noteholder hereby agrees to, and to direct its nominee to, exchange all of such Noteholder's Old Notes listed on Schedule I hereto, together with any other Old Notes the beneficial ownership (as defined below) of which is acquired by such Noteholder during the period from and including the date hereof through and including the date on which this Agreement is terminated pursuant to Section
10.9 hereof (collectively, the "Subject Debentures"), for New Notes with the terms and provisions specified in the Summary of Terms. For purposes of this Agreement, "beneficial ownership" or "beneficially owned" shall have the meaning ascribed to those terms by Section 13 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"). The New Notes will be issued pursuant to an indenture between the Company and a Trustee reasonably satisfactory to the Noteholders and will set forth the Summary of Terms and such other terms and conditions as are reasonably agreed to by the Company and the Noteholders.

                  (b) Delivery of the New Notes to each Noteholder under this Agreement shall be made on the Closing Date (as defined in the Merger Agreement).

         2. Consent. At the Closing and subject only to the simultaneous consummation of the Merger and of the Transactions, each substantially as



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contemplated by the forms of agreements for such Transactions attached as exhibits to the Merger Agreement, each Noteholder hereby agrees to consent, and agrees to cause its nominee as record holder of all Subject Debenture beneficially owned by it to consent, to the Amendments and to direct each of the Trustee for the Senior Notes and the Trustee for the Convertible Notes, as the case may be, to execute and deliver on behalf of the holders of Old Notes each of the Second Supplemental Indentures pursuant (i) to Section 9.2 of the Indenture for the Senior Notes, dated as of May 31, 1996, among PLD as issuer, the Subsidiary Guarantors named therein and The Bank of New York as trustee, as amended (the "Senior Notes Indenture"), and (ii) Section 9.2 of the Indenture for the Convertible Notes, dated as of May 31, 1996, among PLD as issuer, the Subsidiary Guarantors named therein and The Bank of New York as trustee, as amended (the "Convertible Notes Indenture" and, together with the Senior Notes Indenture, the "Indentures"), which agreement to consent shall be effective with respect to all Subject Debentures during the period from and including the date hereof through and including the date on which this Agreement is terminated pursuant to Section 10.9 hereof, after which such consent shall expire and no longer be effective. In addition, each of the Noteholders hereby consents to the execution by PLD of the Bridge Loan Agreement dated as of the date hereof (the "Bridge Loan Agreement") between the Company and PLD providing for certain loans to be made to PLD and to the grant of the security interest to the Company by PLD contemplated by the Security Agreement dated the date hereof made by PLD in favor of the Company to secure the advances made under the Bridge Loan Agreement.

         3. Waiver. Pursuant to the Indentures, each Noteholder hereby waives and agrees to cause its nominee as record holder of all Subject Debentures beneficially owned by it to waive its right to (i) receive the payment of interest in cash on the Subject Debentures (including Additional Amounts, if any, and Special Interest, if any (each as defined in the Indentures)) or demand the payment of such interest from amounts deposited in the Company Senior Note Escrow Account (as defined in the Senior Notes Indenture) or the Company Convertible Note Escrow Account (as defined in the Convertible Notes Indenture) and (ii) declare or instruct the respective Trustee for each of the Senior Notes and the Convertible Notes, as the case may be, to declare the occurrence of an Event of Default (as defined under each of the Indentures), to demand or take any other action to cause the acceleration of the entire principal amount represented by the Subject Debentures or take any other action as a result of such non-payment, in each of (i) and (ii) above, from the date hereof until the earlier of (x) the termination of this Agreement or (y) the consummation of the Exchange Offers. The parties hereby agree that this waiver constitutes a waiver of the time of payment of the interest under the Subject Debentures only and does not constitute a foreclosure on the right of each Noteholder to receive the payment when due of interest and principal and other amounts owed to it under the Subject Debentures at maturity or otherwise.



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         4.       Representations and Warranties of the Noteholder. Each
Noteholder hereby represents and warrants to the Company that:

                  4.1 Authority. The Noteholder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Noteholder and the consummation by such Noteholder of the transactions contemplated hereby have been duly and validly authorized by its board of directors or other governing body, and no other proceedings on its part are necessary to authorize this Agreement or to consummate such transactions. This Agreement has been duly and validly executed and delivered by the Noteholder and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes its legal, valid and binding obligation, enforceable against such Noteholder in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally or by general principles governing the availability of equitable remedies.

                  4.2      No Conflict.

                           (a)      The execution and delivery of this Agreement
by the Noteholder do not, and the performance of this Agreement by such Noteholder shall not, (i) conflict with or violate its organizational documents,
(ii) conflict with or violate any agreement, arrangement, law, rule, regulation, order, judgment or decree to which it is a party or by which it is (or the Subject Debentures held of record or beneficially owned by it are) bound or affected or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Subject Debentures held of record or beneficially owned by such Noteholder pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which it is a party or by which it (or the Subject Debentures held of record or beneficially owned by it) is bound or affected, except, in the case of clauses (ii) and (iii) of this
Section 4.2, for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by the Noteholder of its obligations under this Agreement.

                           (b)      The execution and delivery of this Agreement
by the Noteholder do not, and the performance of this Agreement by such Noteholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity except for applicable requirements, if any, of the Exchange Act and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by the Noteholder of its obligations under this Agreement.



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                  4.3 Title to the Old Notes. As of the date hereof, the
Noteholder is the record or beneficial owner of the Old Notes listed on Schedule I hereto. The Old Notes listed on Schedule I hereto are all the securities of the Company either held of record or beneficially owned by the Noteholder. The Noteholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Old Notes held of record or beneficially owned by such Noteholder. The Old Notes listed on Schedule I hereto are owned and all other Subject Debentures will be owned by the Noteholder free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreement, limitations on the Noteholders voting rights, charges and other encumbrances of any nature whatsoever (collectively, "Liens"), other than Liens arising as a result of this Agreement.

                  4.4 Investment Purpose; QIB Status. The Noteholder is agreeing to exchange its Subject Debentures and shall receive New Notes under this Agreement and pursuant to the Exchange Offers for its own account solely for the purpose of investment and not with a view to, or for offer or sale in connection with, any distribution of the New Notes in violation of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"). The Noteholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the New Notes and is able to bear the economic risk of such investment. The Noteholder acknowledges that none of the New Notes has been registered under the Securities Act and that such securities may be sold or disposed of in the absence of such registration only pursuant to an exemption from such registration. The Noteholder is a qualified institutional buyer as defined in Rule 144A under the Securities Act.

         5. Representations and Warranties of PLD and the Company. Each of PLD and the Company hereby represents and warrants to each of the Noteholders that:

                  5.1 Authority. Each of PLD and the Company has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by each of PLD and the Company and the consummation by each of PLD and the Company of the transactions contemplated hereby have been duly and validly authorized by the board of directors or other governing body of each of PLD and the Company and no other proceedings on its part are necessary to authorize this Agreement or to consummate such transactions. This Agreement has been duly and validly executed and delivered by each of PLD and the Company and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes its legal, valid and binding obligation, enforceable against each of PLD and the Company in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally or by general principles governing the availability of equitable remedies.



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                  5.2      No Conflict.

                           (a)      The execution and delivery of this Agreement
by each of PLD and the Company do not, and the performance of this Agreement by each of PLD and the Company shall not, (i) conflict with or violate its organizational documents, (ii) conflict with or violate any agreement, arrangement, law, rule, regulation, order, judgment or decree to which it is a party or by which it is bound or affected, except, in the case of clause (ii) of this Section 5.2, for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by each of PLD and the Company of its obligations under this Agreement.

                           (b)      The execution and delivery of this Agreement
by each of PLD and the Company do not, and the performance of this Agreement by each of PLD and the Company shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity except for applicable requirements, if any, of the Exchange Act and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by each of PLD and the Company of its obligations under this Agreement.

                           (c)      The execution and delivery of this Agreement
by PLD does not, and the performance of this Agreement by PLD shall not result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which it is a party or by which its assets or properties are bound or affected, except for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by PLD of its obligations under this Agreement.

         6. Transfer of Title. Each Noteholder hereby covenants and agrees that it will not, prior to the termination of this Agreement, either directly or indirectly, offer or otherwise agree to sell, assign, pledge, hypothecate, transfer, exchange, or dispose of any Subject Debentures, owned either directly or indirectly by it or with respect to which each such Noteholder has the power of disposition, whether now or hereafter acquired, without the prior written consent of the Company, unless the person or entity to whom Subject Debentures have been sold, assigned, pledged, hypothecated, transferred, exchanged or disposed agrees to be bound by this Agreement as if a party hereto. Each Noteholder hereby agrees and consents to the entry of stop transfer instructions by the Company or the Trustee, as the case may be, against the transfer of any Subject Debentures inconsistent with the terms of this Section 6.



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         7.       Legend. (a) Each Noteholder agrees to the placement on
certificates representing the New Notes to be received by such Noteholder under this Agreement, of a legend substantially as set forth below, unless the Company determines otherwise in accordance with an opinion of counsel:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR NON-U.S. JURISDICTION AND MAY NOT BE OFFERED, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF SUCH OTHER STATE OR NON-U.S. JURISDICTIONS. THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS."

                            (b)  In addition to any other legend on certificates
representing the Old Notes, each Noteholder agrees to the placement on certificates representing the Old Notes of a legend substantially as set forth below:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF AN AGREEMENT TO EXCHANGE AND CONSENT, DATED AS OF MAY 18, 1999, AMONG METROMEDIA INTERNATIONAL GROUP, INC. (THE "COMPANY") AND CERTAIN NOTEHOLDERS LISTED ON SCHEDULE I THERETO COPIES OF WHICH ARE ON FILE AT THE OFFICES OF THE SECRETARY OF THE COMPANY."


         8.       Registered Exchange Offer.

                  8.1 Registration Statement. The Company agrees that on or prior to the Closing Date (as defined in the Merger Agreement) the Company's Registration Statement on Form S-4 (or another appropriate form under the Securities Act) (the "Exchange Offer Registration Statement") with respect to the proposed offer to the Noteholders (the "Registered Exchange Offer") to issue and deliver to such Noteholders, in exchange for New Notes received in the Exchange Offers, a like aggregate principal amount of debt securities of the Company (such debt securities referred to as the "Exchange Notes") that are identical in all respects to the New Notes, except for transfer restrictions relating to the Securities Act, will be declared



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effective by the SEC; provided, however, in the event that the Company determines that the Registered Exchange Offer is not available or may not be consummated because it would violate applicable law or applicable interpretations of the Staff of the SEC, the Company will use its best efforts to cause to be filed as soon as practicable after such determination a shelf registration statement (the "Shelf Registration Statement") providing for the sale by the Noteholders of all of the New Notes and to have such Shelf Registration Statement declared effective by the SEC; provided further, however, that no Noteholder shall be entitled to have the New Notes held by it covered by such Shelf Registration Statement unless such Noteholder furnishes to the Company in writing the information specified in Items 507 and 508 of Registration S-K. In the event the Company makes the determination specified in the preceding sentence, the Company agrees that it shall enter into a registration rights agreement with the Noteholders, which agreement shall be reasonably satisfactory in form and substance to such Noteholders and shall contain representations, covenants and indemnities that shall be no less favorable to the Noteholders than those currently contained in the Company's Registration Rights Agreement, dated as of May 18, 1999, with News America Incorporated and News PLD LLC. The Company further agrees that if the Exchange Offer Registration Statement is declared effective, it will keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Noteholders, it being the objective of the Registered Exchange Offer that each Noteholder electing to exchange New Notes for Exchange Notes (assuming, among other things, that such Noteholder (i) is not an affiliate of the Company, (ii) acquires the Exchange Notes during the ordinary course of such Noteholder's business and (iii) has no arrangements or understandings with any person to participate in and does not participate in, and does not intend to participate in, the distribution of the Exchange Notes) be permitted to trade such Exchange Notes from and after their receipt without any limitation or restrictions under the Securities Act. The Exchange Notes will be issued pursuant to an indenture between the Company and a trustee that is reasonably satisfactory to the holders of Notes, which indenture will be identical to (or will be the same indenture as) the indenture for the New Notes, except for the transfer restrictions under the Securities Act relating to the New Notes.

                  8.2 Registered Exchange Offer. In connection with the Registered Exchange Offer, the Company will:

                           (a)      mail to each Noteholder a copy of the
prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                           (b)      keep the Registered Exchange Offer open for
not less than 30 days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Noteholders;



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                           (c)      utilize the services of a depositary for the
Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;

                           (d)      permit Noteholders to withdraw tendered New
Notes at any time prior to the close of business, New York City time, on the last business day on which the Registered Exchange Offer shall remain open; and

                           (e)      otherwise comply in all respects with all
laws that are applicable to the Registered Exchange Offer.

                  As soon as practicable after the close of the Registered Exchange Offer, the Company shall:

                           (a)      accept for exchange all New Notes tendered
and not validly withdrawn pursuant to the Registered Exchange Offer;

                           (b)      deliver to or deposit with the Trustee for
the New Notes for cancellation all New Notes so accepted for exchange; and

                           (c)      cause the Trustee for the New Notes,
promptly to authenticate and deliver to each Noteholder, Exchange Notes with an equal principal amount to the New Notes of such Noteholder so accepted for exchange.

                  8.3 Effectiveness. If the Company is required to file a Shelf Registration Statement in accordance with Section 8.1, the Company shall use its reasonable best efforts to keep the Shelf Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be used by all persons subject to the prospectus delivery requirements of the Securities Act for the period of time specified in Rule 144(k) or such shorter period of time as all New Notes covered thereby shall have been sold thereunder.

                  8.4 Indenture. The indenture for the New Notes or the indenture for the Exchange Notes, as the case may be, shall provide that the New Notes and the Exchange Notes shall vote and consent together on all matters as one class and that none of the New Notes or the Exchange Notes will have the right to vote or consent as a separate class on any matter.

                  8.5 Additional Representations. Each Noteholder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Notes received by such Noteholder will be acquired in the ordinary course of such Noteholder's business, (ii) such Noteholder will have no arrangements or understanding with any person to participate in and is not participating in, and does not intend to participate in, the distribution of the New Notes or the Exchange Notes



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within the meaning of the Securities Act and (iii) such Noteholder is not an affiliate (as defined in Rule 405 under the Securities Act) of the Company.

                  8.6 Certain Information. The Company may require each Noteholder to furnish to the Company such information regarding the distribution of such securities and other matters as may be required to be included in the Exchange Offer Registration Statement or Shelf Registration Statement and each such Noteholder shall be obligated to provide any such information for inclusion in the Exchange Offer Registration Statement or Shelf Registration Statement as the Company shall reasonably request.

                  8.7 Notification. The Company shall, as expeditiously as possible, notify each Noteholder of the happening of any event as a result of which the prospectus included in the Exchange Offer Registration Statement or Shelf Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and prepare and file with the SEC a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Exchange Notes or New Notes, as applicable, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each Noteholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in this Section 8.7, it shall forthwith discontinue disposition of Exchange Notes or New Notes, as applicable, pursuant to the Exchange Offer Registration Statement or Shelf Registration Statement, as applicable, covering such notes until its receipt of the copies of the supplemented or amended prospectus and, if so directed by the Company, each such Noteholder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in its possession, of the prospectus covering such notes current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such Exchange Offer Registration Statement or Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 8.7 to and including the date when each Noteholder shall have received the copies of the supplemented or amended prospectus.

         9.       Indemnification; Contribution.

                  9.1 Indemnification by the Company. The Company agrees to indemnify to the fullest extent permitted by law, each Noteholder, its officers, directors and agents and each person, if any, who controls each such Noteholder (within the meaning of the Securities Act), against any and all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of



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a material fact contained in the Exchange Offer Registration Statement or Shelf
Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, except to the extent, and only to the extent, the same are caused by or contained in any information with respect to a Noteholder furnished in writing to the Company by such Noteholder expressly for use therein or by a Noteholder's failure to deliver a copy of the prospectus or any amendments or supplements thereto after the Company has furnished such Noteholder with a sufficient number of copies of the same or by the delivery of prospectuses by a Noteholder after the Company notified such Noteholder in writing to discontinue delivery of prospectuses.

                  9.2 Indemnification by the Noteholder. Each Noteholder shall furnish to the Company in writing such information and affidavits with respect to each such Noteholder as the Company reasonably requests for use in connection with the Exchange Offer Registration Statement, Shelf Registration Statement or prospectus included therein and agrees to indemnify, severally and not jointly, to the fullest extent permitted by law, the Company, its officers, directors and agents and each person, if any, who controls the Company (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the Exchange Offer Registration Statement, Shelf Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission is caused by or contained in or improperly omitted from, as the case may be, any information or affidavit with respect to such Noteholder so furnished in writing by it or by the delivery of prospectuses by a Noteholder after the Company notified such Noteholder in writing to discontinue delivery of prospectuses.

                  9.3      Contribution. If the indemnification provided for in
Section 9 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, to the extent such indemnification is unavailable, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged

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untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.3 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person.

                  If indemnification is available under this Section 9.3, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 9.1 and 9.2 hereof without regard to the relative fault of said indemnifying parties or indemnified party.

         10.      Miscellaneous.

                  10.1 Permission to Disclose. Each Noteholder hereby agrees and consents to the disclosure by the Company of this Agreement in connection with the Exchange Offers or as otherwise required by law (except that such Noteholders name will not be disclosed in any press release, filing or other notice or report unless required by law or the SEC).

                  10.2 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

                  10.3 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Noteholders with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the Company and the Noteholders with respect to the subject matter hereof.

                  10.4 Amendment. This Agreement may not be amended and no other actions may be taken under this Agreement except by an instrument in writing signed by the Company and each of the holders of the Subject Debentures covered by this Agreement.

                  10.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereby shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated.

                  10.6 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made and shall be effective upon receipt, if delivered personally, upon receipt of a transmission confirmation if sent by facsimile (with a confirming copy sent by overnight courier) and on the next business day if sent by Federal Express, United Parcel Service, Express Mail or other reputable overnight courier to the parties at the following addresses (or at such other address for a party as shall be specified by notice):

                  If to the Noteholders, to the addresses specified on Schedule
I.

                  With a copy to:

                           Douglas Bartner, Esq.
                           Shearman & Sterling
                           599 Lexington Avenue
                           New York, NY 10022
                           Telephone:  (212) 848-8000
                           Fax:  (212) 848-7179

                  If to the Company, to:

                           Arnold L. Wadler, Esq.
                           Metromedia International Group, Inc.
                           One Meadowlands Plaza
                           East Rutherford, N.J. 07076
                           Facsimile: (201) 531-2803
                  with a copy to:

                           Douglas A. Cifu, Esq.
                           Paul, Weiss, Rifkind, Wharton & Garrison
                           1285 Avenue of the Americas
                           New York, NY 10019
                           Telephone:  (212) 373-3000
                           Fax:  (212) 757-3990

                  If to PLD, to:

                           PLD Telekom Inc.
                           505 Park Avenue, 21st floor
                           New York, NY  10022
                           Facsimile:  (212) 527-3995
                           Attention:  General Counsel

                  10.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

                  10.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.

                  10.9 Termination. This Agreement shall terminate on the first to occur of (x) written agreement to terminate of the Company and a majority in principal amount of the Noteholders (determined as a single class),
(y) termination of the Merger Agreement in accordance with its terms or (z) October 31, 1999, unless in any such case it is extended by the Company and each of the Noteholders. Upon termination, this Agreement shall be of no further force and effect among the parties except for the provisions of Section 10.10 which shall survive the termination of this Agreement.

                  10.10 Fees and Expenses. Except as otherwise provided in this Agreement, each party shall bear its own expenses, including the fees and expenses of accountants, financial or other advisors or representatives engaged by it, incurred in connection with this Agreement and the transactions contemplated hereby; provided, however, that the Company shall pay the reasonable fees and disbursements of one firm of attorneys for all of the Noteholders.

                  10.11 Survival of Representations, Warranties, Consents and Covenants. The consent, representations and warranties contained in or made pursuant to this Agreement shall survive the Closing without limitation and the covenants and agreements contained in or made pursuant to this Agreement which by their terms are to survive after the Closing shall survive for the period specified herein, provided, that if a claim or notice is given with respect to any representation, warranty, covenant or agreement prior to any such expiration date, the claim with respect to such representation, warranty, covenant or agreement shall continue indefinitely until such claim is finally resolved.

                  10.12 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors or assigns.

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed by its respective officers thereunto duly authorized all as of the date first above written.


                                    METROMEDIA INTERNATIONAL GROUP, INC.


                                    By: /s/ SILVIA KESSEL
                                        ---------------------------------------
                                        Name: Silvia Kessel
                                        Title: Chief Financial Officer,
                                               Executive Vice President,
                                               Treasurer and Director


                                    PLD TELEKOM INC.


                                    By: /s/ JAMES R. S. HATT
                                        ---------------------------------------
                                        Name: James R. S. Hatt
                                        Title: Chairman, President and
                                               Chief Executive Officer


                                    MERRILL LYNCH GLOBAL ALLOCATION
                                    FUND, INC.


                                    By: /s/ LISA ANN O'DONNELL
                                        ---------------------------------------
                                        Name: Lisa Ann O'Donnell
                                        Title: VP MLAM, Authorized Signatory


                                    MERRILL LYNCH EQUITY/CONVERTIBLE
                                    SERIES-GLOBAL ALLOCATION PORTFOLIO

                                    By: MERRILL LYNCH ASSET MANAGEMENT,
                                        L.P., AS INVESTMENT ADVISER


                                    By: /s/ LISA ANN O'DONNELL
                                        ---------------------------------------
                                        Name: Lisa Ann O'Donnell
                                        Title: VP MLAM, Authorized Signatory

                                    OPPENHEIMER FUNDS, INC. AS INVESTMENT
                                    SUB-ADVISER FOR ATLAS STRATEGIC INCOME
                                    FUND


                                    By: /s/ DAVID P. NEGRI
                                        ---------------------------------------
                                        Name: David P. Negri
                                        Title: Senior Vice President


                                    OPPENHEIMER CHAMPION INCOME FUND


                                    By: /s/ DAVID P. NEGRI
                                        ---------------------------------------
                                        Name: David P. Negri
                                        Title: Vice President


                                    OPPENHEIMER HIGH INCOME FUND


                                    By: /s/ DAVID P. NEGRI
                                        ---------------------------------------
                                        Name: David P. Negri
                                        Title: Vice President


                                    OPPENHEIMER STRATEGIC INCOME FUND


                                    By: /s/ DAVID P. NEGRI
                                        ---------------------------------------
                                        Name: David P. Negri
                                        Title: Vice President


                                    OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                    FOR THE ACCOUNT OF OPPENHEIMER
                                    STRATEGIC BOND FUND


                                    By: /s/ DAVID P. NEGRI
                                        ---------------------------------------
                                        Name: David P. Negri
                                        Title:  Vice President

                                    OPPENHEIMER HIGH YIELD FUND


                                    By: /s/ DAVID P. NEGRI
                                        ---------------------------------------
                                        Name: David P. Negri
                                        Title: Vice President


                                    NORTHSTAR HIGH TOTAL RETURN FUND


                                    By: /s/ JEFFREY AURIGEMMA
                                        ---------------------------------------
                                        Name: Jeffrey Aurigemma
                                        Title: Vice President


                                    NORTHSTAR HIGH TOTAL RETURN FUND II


                                    By: /s/ JEFFREY AURIGEMMA
                                        ---------------------------------------
                                        Name: Jeffrey Aurigemma
                                        Title: Vice President


                                    HIGH YIELD PORTFOLIO


                                    By: /s/
                                        ---------------------------------------
                                        Name:
                                        Title:


                                    TOTAL RETURN PORTFOLIO


                                    By: /s/
                                        ---------------------------------------
                                        Name:
                                        Title:

                                    IDS LIFE SPECIAL INCOME FUND

                                    By: /s/
                                        ---------------------------------------
                                        Name:
                                        Title:


                                    IDS LIFE INCOME ADVANTAGE FUND


                                    By: /s/
                                        ---------------------------------------
                                        Name:
                                        Title:


                                    GENERAL RETIREMENT SYSTEM OF THE
                                    CITY OF DETROIT


                                    By: /s/ RICHARD J. LINDQUIST
                                        ---------------------------------------
                                        Name: Richard J. Lindquist
                                        Title: Managing Director


                                    BEA INCOME FUND, INC. HIGH YIELD


                                    By: /s/ RICHARD J. LINDQUIST
                                        ---------------------------------------
                                        Name: Richard J. Lindquist
                                        Title: Managing Director


                                    BEA STRATEGIC GLOBAL INCOME FUND,
                                    HIGHYIELD


                                    By: /s/ RICHARD J. LINDQUIST
                                        ---------------------------------------
                                        Name: Richard J. Lindquist
                                        Title: Managing Director

                                    OMAHA PUBLIC SCHOOL EMPLOYEE
                                    RETIREMENT SYSTEM


                                    By: /s/ RICHARD J. LINDQUIST
                                        ---------------------------------------
                                        Name: Richard J. Lindquist
                                        Title: Managing Director


                                    WARBURG PINCUS HIGH YIELD FUND


                                    By: /s/ RICHARD J. LINDQUIST
                                        ---------------------------------------
                                        Name: Richard J. Lindquist
                                        Title: Managing Director


                                    RJR NABISCO DOMESTIC HIGH YIELD


                                    By: /s/ RICHARD J. LINDQUIST
                                        ---------------------------------------
                                        Name: Richard J. Lindquist
                                        Title: Managing Director


                                    SEI INSTITUTIONAL MANAGED TRUST


                                    By: /s/ RICHARD J. LINDQUIST
                                        ---------------------------------------
                                        Name: Richard J. Lindquist
                                        Title: Managing Director


                                    VAIL


                                    By: /s/ RICHARD J. LINDQUIST
                                        ---------------------------------------
                                        Name: Richard J. Lindquist
                                        Title: Managing Director

                                    THE COMMON FUND


                                    By: /s/ RICHARD J. LINDQUIST
                                        ---------------------------------------
                                        Name: Richard J. Lindquist
                                        Title: Managing Director


                                    NORTHWESTERN UNIVERSITY


                                    By: /s/ RICHARD J. LINDQUIST
                                        ---------------------------------------
                                        Name: Richard J. Lindquist
                                        Title: Managing Director


                                    PERKIN ELMER CORP EMPLOYEE
                                    PENSION & SAVINGS PLAN


                                    By: /s/ RICHARD J. LINDQUIST
                                        ---------------------------------------
                                        Name: Richard J. Lindquist
                                        Title: Managing Director


                                    TEXACO INC.


                                    By: /s/ RICHARD J. LINDQUIST
                                        ---------------------------------------
                                        Name: Richard J. Lindquist
                                        Title: Managing Director


                                    PHOENIX EMERGING MARKET FUND


                                    By: /s/ DAVID SENECAL
                                        ---------------------------------------
                                        Name: David Senecal
                                        Title: Director

                                    PHOENIX MULTI-SECTOR FIXED INCOME FUND


                                    By: /s/ DAVID SENECAL
                                        ---------------------------------------
                                        Name: David Senecal
                                        Title: Director


                                    PHOENIX EDGE MULTI-SECTOR FIXED INCOME
                                    FUND


                                    By: /s/ DAVID SENECAL
                                        ---------------------------------------
                                        Name: David Senecal
                                        Title: Director

                                   SCHEDULE I



1.       Merrill Lynch Global Allocation Fund, Inc.
         800 Scudders Mill Road
         Plainsboro, NJ  08536
         Beneficial ownership of Senior Notes:
         Principal amount: $74,500,000
         Beneficial ownership of Convertible Notes:
         Principal amount: $18,700,000

2. Merrill Lynch Equity/Convertible Series: Global Allocation Portfolio 800 Scudders Mill Road
         Plainsboro, NJ  08536
         Beneficial ownership of Senior Notes:
         Principal amount: $1,900,000
         Beneficial ownership of Convertible Notes:
         Principal amount: $500,000

3.       Oppenheimer Champion Income Fund
         World Trade Center - 31st Floor
         New York, NY  10048
         Beneficial ownership of Senior Notes:
         Principal amount:  $3,500,000
         Beneficial ownership of Convertible Notes:
         Principal amount:  $200,000

4.       Oppenheimer Strategic Income Fund
         World Trade Center - 31st Floor
         New York, NY  10048
         Beneficial ownership of Senior Notes:
         Principal amount:  $16,650,000
         Beneficial ownership of Convertible Notes:
         Principal amount:  $1,500,000

5.       Oppenheimer High Yield Fund
         World Trade Center - 31st Floor
         New York, NY 10048
         Beneficial ownership of Senior Notes:
         Principal amount: $--
         Beneficial ownership of Convertible Notes:
         Principal amount: $630,000

6.       Oppenheimer High Income Fund
         World Trade Center - 31st Floor
         New York, NY 10048
         Beneficial ownership of Senior Notes:
         Principal amount: $--
         Beneficial ownership of Convertible Notes:
         Principal amount: $170,000

7.       Atlas Strategic Income Fund
         World Trade Center - 31st Floor
         New York, NY 10048
         Beneficial ownership of Senior Notes:
         Principal amount: $50,000
         Beneficial ownership of Convertible Notes:
         Principal amount: $--

8.       Oppenheimer Strategic Bond Fund
         World Trade Center - 31st Floor
         New York, NY 10048
         Beneficial ownership of Senior Notes:
         Principal amount: $300,000
         Beneficial ownership of Convertible Notes:
         Principal amount: $--

9.       Northstar High Total Return Fund
         300 First Stamford Place
         Stamford, CT  06902
         Beneficial ownership of Senior Notes:
         Principal amount:  $7,000,000
         Beneficial ownership of Convertible Notes:
         Principal amount:  $--

10.      Northstar High Total Return Fund II
         300 First Stamford Place
         Stamford, CT 06902
         Beneficial ownership of Senior Notes:
         Principal amount:  $--
         Beneficial ownership of Convertible Notes:
         Principal amount:  $2,000,000

11.      High Yield Portfolio
         IDS Tower 10, T30-216
         Minneapolis, MN 55440
         Beneficial ownership of Senior Notes:
         Principal amount:  $4,000,000
         Beneficial ownership of Convertible Notes:
         Principal amount:  $--

12.      Total Return Portfolio
         IDS Tower 10, T30-216
         Minneapolis, MN 55440
         Beneficial ownership of Senior Notes:
         Principal amount:  $3,000,000
         Beneficial ownership of Convertible Notes:
         Principal amount:  $--

13.      IDS Life Special Income Fund
         IDS Tower 10, T30-216
         Minneapolis, MN
         55440 Beneficial ownership of Senior Notes:
         Principal amount: $5,000,000
         Beneficial ownership of Convertible Notes:
         Principal amount:  $--

14.      IDS Life Income Advantage Fund
         IDS Tower 10, T30-216
         Minneapolis, MN 55440
         Beneficial ownership of Senior Notes:
         Principal amount: $100,000
         Beneficial ownership of Convertible Notes:
         Principal amount:  $--

15.      General Ret System of the City of Detroit
         151 E. 53rd Street - 57th
         Street New York, NY 10022
         Beneficial ownership of Senior Notes:
         Principal amount: $490,000
         Beneficial ownership of Convertible Notes:
         Principal amount: $70,000

16.      BEA Income Fund, Inc.
         High Yield
         151 E. 53rd Street - 57th Street
         New York, NY  10022
         Beneficial ownership of Senior Notes:
         Principal amount:  $1,610,000
         Beneficial ownership of Convertible Notes:
         Principal amount:  $230,000

17.      BEA Strategic Global Income Fund High Yield
         151 E. 53rd Street - 57th Street
         New York, NY  10022
         Beneficial ownership of Senior Notes:
         Principal amount:  $560,000
         Beneficial ownership of Convertible Notes:
         Principal amount:  $80,000

18.      Omaha Public School Employee Ret. System
         151 E. 53rd Street - 57th Street
         New York, NY  10022
         Beneficial ownership of Senior Notes:
         Principal amount:  $210,000
         Beneficial ownership of Convertible Notes:
         Principal amount:  $30,000

19.      Warburg Pincus High Yield Fund
         151 E. 53rd Street - 57th Street
         New York, NY  10022
         Beneficial ownership of Senior Notes:
         Principal amount:  $1,010,000
         Beneficial ownership of Convertible Notes:
         Principal amount:  $230,000

20.      RJR Nabisco Domestic High Yield
         151 E. 53rd Street - 57th Street
         New York, NY  10022
         Beneficial ownership of Senior Notes:
         Principal amount:  $350,000
         Beneficial ownership of Convertible Notes:
         Principal amount:  $50,000

21.      SEI Institutional Managed Trust
         151 E. 53rd Street - 57th Street
         New York, NY  10022
         Beneficial ownership of Senior Notes:
         Principal amount:  $830,000
         Beneficial ownership of Convertible Notes:
         Principal amount:  $90,000

22.      VAIL
         151 E. 53rd Street - 57th Street
         New York, NY  10022
         Beneficial ownership of Senior Notes:
         Principal amount:  $1,140,000
         Beneficial ownership of Convertible Notes:
         Principal amount:  $220,000

23.      The Common Fund
         151 E. 53rd Street - 57th Street
         New York, NY  10022
         Beneficial ownership of Senior Notes:
         Principal amount:  $30,000
         Beneficial ownership of Convertible Notes:
         Principal amount:  $--

24.      Northwestern University
         151 E. 53rd Street - 57th Street
         New York, NY  10022
         Beneficial ownership of Senior Notes:
         Principal amount:  $150,000
         Beneficial ownership of Convertible Notes:
         Principal amount:  $--

25.      Perkin Elmer Corp. Emp. Pen & Savings Plan
         151 E. 53rd Street - 57th Street
         New York, NY  10022
         Beneficial ownership of Senior Notes:
         Principal amount:  $150,000
         Beneficial ownership of Convertible Notes:
         Principal amount:  $--

26.      Texaco Inc.
         151 E. 53rd Street - 57th Street
         New York, NY  10022
         Beneficial ownership of Senior Notes:
         Principal amount:  $200,000
         Beneficial ownership of Convertible Notes:
         Principal amount:  $--

27.      Phoenix Emerging Market Fund
         56 Prospect Street - 2nd Floor
         Hartford, CT 06115
         Beneficial ownership of Senior Notes:
         Principal amount: $--
         Beneficial ownership of Convertible Notes:
         Principal amount:  $600,000

28.      Phoenix Multi-Sector Fixed Income Fund
         56 Prospect Street - 2nd Floor
         Hartford, CT  06115
         Beneficial ownership of Senior Notes:
         Principal amount:  $--
         Beneficial ownership of Convertible Notes:
         Principal amount:  $600,000

29.      Phoenix Edge Multi-Sector Fixed Income Fund
         56 Prospect Street - 2nd Floor
         Hartford, CT  06115
         Beneficial ownership of Senior Notes:
         Principal amount:  $--
         Beneficial ownership of Convertible Notes:
         Principal amount:  $600,000

                                    EXHIBIT A



Term Sheet for New Notes will be attached as Exhibit A.

                                    EXHIBIT B



         The following is a summary of the material provisions of the proposed amendments and waivers to the Senior Notes Indenture and the Convertible Notes Indenture. Additional technical or conforming changes will be made to the Indentures.

I.       PROPOSED AMENDMENTS TO THE SENIOR NOTES INDENTURE.

         1. Elimination in their entirety of the following Sections from the Senior Notes Indenture:

                  o        Section 4.4: Corporate existence covenant.

                  o        Section 4.5: Maintenance of property covenant.

                  o        Section 4.9: Limitation on indebtedness covenant.

                  o Section 4.10: Limitation on issuances of guarantees by restricted subsidiaries covenant.

                  o        Section 4.11: Limitation on liens covenant.

                  o Section 4.12: Limitation on sale and leaseback transactions covenant.

                  o        Section 4.13: Restricted payments covenant.

                  o Section 4.14: Limitations on dividends and other payment restrictions affecting restricted subsidiaries covenant.

                  o Section 4.15: Limitation on issuance and sale of preferred stock of restricted subsidiaries covenant.

                  o        Section 4.16: Transactions with affiliates covenant.

                  o Section 4.17: Restricted and unrestricted subsidiaries covenant.

                  o Section 4.18: Limitations on line of business covenant.

                  o        Section 4.19: Limitation on sales of
                           telecommunications assets agreements or qualified investments covenant.

                  o        Section 4.20: Reports covenant.

                  o Section 4.21: Compliance certificate; notice of default or event of default covenant.

                  o Sections 4.24 and 4.26: Certain subsidiaries covenants.

                  o Article V: Consolidation, merger, conveyance, lease or transfer covenant.

         2. Amendments to Article XI of the Senior Notes Indenture to authorize the release of all of the collateral including all cash held in escrow from the security interest, liens, pledge and escrow agreements of the Senior Notes Indenture.

         3. Waiver of all past defaults arising from the failure to pay interest on the notes or otherwise.


II.      PROPOSED AMENDMENTS TO THE CONVERTIBLE NOTES INDENTURE

         1. Elimination in their entirety of the following Sections from the Convertible Notes Indenture:

                  o        Section 4.4: Corporate existence covenant.

                  o        Section 4.5: Maintenance of property covenant.

                  o Section 4.9: Limitation on issuances of guarantees by restricted subsidiaries covenant.

                  o Section 4.10: Restricted and unrestricted subsidiaries covenant

                  o        Section 4.11: Reports covenant.

                  o Section 4.12: Compliance certificate; notice of default or event of default covenant.

                  o Sections 4.16 and 4.18: Certain subsidiaries covenants.

                  o Article V: Consolidation, merger, conveyance, lease or transfer covenant.

         2. Amendments to Article XI of the Convertible Notes Indenture to authorize the release of all of the collateral including all cash held in escrow from the security interest, liens, pledge and escrow agreements of the Convertible Notes Indenture.

         3. Waiver of all past defaults arising from the failure to pay interest on the notes or otherwise.